SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2006

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14875	52-1261113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 East Pratt Street, Suite 1400, Baltimore, Maryland 21202

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (410) 951-4800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Starting December 11, 2006, the Board began granting non-employee director compensation payments pursuant to the Company’s Non-Employee Director Compensation Plan previously filed with the Securities and Exchange Commission (the “SEC”) (filed as an exhibit to FTI’s Current Report on Form 8-K filed on May 24, 2005 and incorporated by reference herein) under the FTI Consulting, Inc. 2006 Global Long-Term Incentive Plan (the “2006 LTIP”) approved by stockholders at the annual meeting of stockholders held on June 6, 2006. The form of Non-Employee Director Compensation Plan Stock Option Agreement to be used under the 2006 LTIP does not contain any substantive changes from the form of stock option agreement under the 2004 Long-Term Incentive Plan (“2004 LTIP”) filed as an exhibit to FTI’s Current Report on Form 8-K filed with the SEC on May 24, 2005. The form of Non-Employee Director Restricted Stock Agreement to be used under the 2006 LTIP does not contain any substantive changes from the form of restricted stock agreement under the 2004 LTIP filed as an exhibit to FTI’s Current Report on Form 8-K filed with the SEC on May 24, 2005. We hereby file as Exhibit 10.1 the form of FTI Consulting, Inc. Non-Employee Director Compensation Plan Stock Option Agreement and as Exhibit 10.2 the form of FTI Consulting, Inc. Non-Employee Director Compensation Plan Restricted Stock Agreement that will be used to document option awards and restricted stock awards to non-employee directors of FTI Consulting, Inc. under the 2006 LTIP. The forms of Stock Option Agreement and Restricted Stock Agreement filed herewith are hereby incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

10.1 *	FTI Consulting, Inc. Non-Employee Director Compensation Plan Stock Option Agreement under 2006 Global Long-Term Incentive Plan

10.2 *	FTI Consulting, Inc. Non-Employee Director Compensation Plan Restricted Stock Agreement under 2006 Global Long-Term Incentive Plan

*	Management contract or compensatory plan or arrangement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: December 13, 2006	By:	/s/ THEODORE I. PINCUS
Theodore I. Pincus
Executive Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
10.1 *	FTI Consulting, Inc. Non-Employee Director Compensation Plan Stock Option Agreement under 2006 Global Long-Term Incentive Plan

10.2 *	FTI Consulting, Inc. Non-Employee Director Compensation Plan Restricted Stock Agreement under 2006 Global Long-Term Incentive Plan

*	Management contract or compensatory plan or arrangement.